UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2012
Adams Golf, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33978 (Commission File Number)	75-2320087 (IRS Employer Identification No.)
2801 E. Plano Pkwy, Plano, Texas 75074 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (972) 673-9000
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2012, Adams Golf, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Taylor Made Golf Company, Inc., a Delaware corporation (“Parent”), and Apple Tree Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent (the “Surviving Corporation”). At the effective time of the Merger, and as a result of the Merger, each issued and outstanding share of the Company’s common stock (including each share of restricted stock, each of which will fully vest, but excluding any shares of common stock owned by the Company or its subsidiaries and by any stockholders who have properly exercised and not withdrawn appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $10.80 in cash, without interest and net of any taxes required to be withheld, payable by Parent or the Surviving Corporation, which represents a premium of approximately 71% to the share price prior to the Company’s announcement that it was examining strategic alternatives on January 4, 2012. The closing price of the Company’s common stock on March 16, 2012, the latest trading day prior to announcement of the Merger Agreement, was $9.86. Upon the effective time of the Merger, each outstanding option to purchase shares of the Company’s common stock (whether vested or unvested) will become vested in full and will be cancelled and converted into the right to receive a cash payment equal to the excess, if any, of $10.80 over the per share exercise price of such option, without interest and net of any taxes required to be withheld, for each share of the Company’s common stock subject to such option.

This following summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”).  In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct its businesses in the ordinary course between the execution and delivery of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period. In addition, the Company made certain other customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a stockholders meeting to be held to consider adopting the Merger Agreement, (B) for its board of directors to unanimously recommend adoption by the Company’s stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement and to include such recommendation in any solicitation of votes from the Company’s stockholders, (C) not to solicit proposals relating to alternative business combination transactions and (D) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.  In addition to other exceptions, the restrictions in the preceding clauses (B) and (D) are subject to a “fiduciary out” provision that allows the Company under certain circumstances to provide information to, participate in negotiations and discussions with, and enter into an alternative business combination transaction with a third party and/or to make a recommendation change adverse to the Merger.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the Company’s stockholders, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, if applicable, (iii) absence of any order or injunction prohibiting the consummation of the Merger and (iv) subject to certain exceptions, the accuracy of the Company's representations and warranties contained in the Merger Agreement and compliance by the Company with its covenants contained in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Parent, and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of 4% of the total consideration payable to all of the Company stockholders and optionholders pursuant to the Merger Agreement. Additionally, in certain instances, Parent and Merger Sub are entitled to seek specific performance in order to enforce the Company’s obligations under the Merger Agreement. Except in limited circumstances, the Company's only remedy for a breach of the Merger Agreement is to seek specific performance in order to enforce Parent and Merger Sub’s obligations under the Merger Agreement.

Parent and Merger Sub have represented and warranted that they will have sufficient financing to consummate the Merger and there is no financing condition to closing.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Parent or Merger Sub.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.  In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the Company has delivered to Parent.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts of the Company, Parent or Merger Sub.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreements

Concurrent with and as a condition to Parent entering into the Merger Agreement, John M. Gregory, Joseph R. Gregory, SJ Strategic Investments LLC, B.H. (Barney) Adams, Russell L. Fleischer, Mark R. Mulvoy, and Robert D. Rogers (collectively, the “Stockholders”), each entered into a voting agreement with Parent (the “Voting Agreements”), with respect to all of the shares of the Company’s  common stock beneficially owned by such Stockholders, subject to certain exceptions, as set forth in the Voting Agreements (collectively, the “Voting Agreement Shares”). The Stockholders collectively own approximately 35% of the voting power of shares entitled to vote on the Merger and have agreed to take the following actions, among others, during the term of the Voting Agreement: (1) vote all Voting Agreement Shares in favor of the Merger and in favor of any transactions related to the Merger; and (2) vote the Voting Agreement Shares against any alternative business combination transaction. The Voting Agreement will terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the effective time of the Merger, (iii)  the date immediately following the date of the stockholders meeting to vote on the Merger Agreement, (iv) the date that Parent notifies the Company in writing that it is not willing or not able to proceed with the Merger on substantially the terms set forth in the Merger Agreement, and (v) the date upon which the parties to the Voting Agreement agree in writing to terminate such Voting Agreement.

The Voting Agreements executed by Messrs. John M. Gregory, Joseph G. Gregory and SJ Strategic Investments LLC (collectively, the "Gregory Voting Agreements") also contain certain provision which specify that such Stockholders do not have the right to vote certain shares of the Company's common stock held by Mr. Ronald E. Casati in connection with stockholder approval of the Merger, as more fully described in such Voting Agreements.

If the board of directors of the Company makes a change in its recommendation that is adverse to the Merger in accordance with the Merger Agreement, certain of the Voting Agreement Shares would be released from the Voting Agreements.

A copy of the Form of Gregory Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Form of Voting Agreement entered into by Messrs. B.H. (Barney) Adams, Russell L. Fleischer, Mark R. Mulvoy, and Robert D. Rogers is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The foregoing description of the Voting Agreements (including the Gregory Voting Agreements) is qualified in its entirety by reference to the full text of the Forms of such Voting Agreements.

Item 8.01	Other Events.

On March 19, 2012, the Company and Parent issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated into this report by this reference.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, including, without limitation: the ability to obtain regulatory approvals of the acquisition on the proposed terms and schedule; the failure of the Company’s stockholders to approve the acquisition; the risk that the acquisition may not be completed in the time frame expected by the parties or at all; the parties’ ability to satisfy the closing conditions and consummate the transactions; and the Company’s ability to maintain existing relationships with customers, employees or suppliers. Additional factors that may affect future results are described in the Company’s reports on Form 10-K and Form 10-Q filed with the SEC.

All forward-looking statements speak only as of the date they were made. None of the Company, Parent, Merger Sub, nor any of their affiliates undertakes any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Form 8-K.

Additional Information

In connection with the proposed transaction, the Company will file a proxy statement and other relevant documents concerning the proposed transaction with the SEC.  The definitive proxy statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of the Company’s board of directors with respect to the merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Adams Golf, Inc., 2801 East Plano Parkway, Plano, TX 75074, Attention: Investor Relations.

Participants in the Solicitation

The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on March 6, 2012 (as it may be amended from time to time) and its Definitive Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated March 18, 2012, by and among Taylor Made Golf Company, Inc., Apple Tree Acquisition Corp. and Adams Golf, Inc.*
99.1	Form of Gregory Voting Agreement
99.2	Form of Voting Agreement
99.3	Press Release issued jointly with The adidas Group, dated March 19, 2012.

* Certain exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS GOLF, INC

Date: March 19, 2012	By:	/S/ Pamela J. High
Name: Pamela J. High
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated March 18, 2012, by and among Taylor Made Golf Company, Inc., Apple Tree Acquisition Corp. and Adams Golf, Inc.*
99.1	Form of Gregory Voting Agreement
99.2	Form of Voting Agreement
99.3	Press Release issued jointly with The adidas Group, dated March 19, 2012.

* Certain exhibits and schedules have been omitted, and Adams Golf, Inc. agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.